THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

            Lincoln National Variable Annuity Account C - Multi-Fund(R)
           Lincoln National Variable Annuity Account C - Multi-Fund(R) 5
        Lincoln National Variable Annuity Account E - The American Legacy
     Lincoln National Variable Annuity Account H - American Legacy Products
      Lincoln Life Variable Annuity Account N - Lincoln ChoicePlus Products Lincoln Life Variable Annuity Account N - Lincoln ChoicePlus II Products
 Lincoln Life Variable Annuity Account N - Lincoln ChoicePlus Assurance Products

                 Supplement to the Prospectus Dated May 1, 2005


             Lincoln National Variable Annuity Account C - eAnnuity(R)
 Lincoln Life Variable Annuity Account W - Wells Fargo New DirectionsSM Products

                 Supplement to the Prospectus Dated May 1, 2004


      Lincoln Life Variable Annuity Account T - Individual Variable Annuity

                 Supplement to the Prospectus Dated May 1, 2003


This supplement describes two new features that are applicable to your variable annuity. No action is required on your part. Please refer to your product prospectus if you need further information on additional features of your annuity.

The contracts - Surrender Form. Beginning October 15, 2005, all surrender requests must be submitted on the Lincoln Life Surrender Form available from the Home Office. This form can be obtained by calling the toll-free customer service number listed in your prospectus, or by logging into your account at www.lfg.com.

The contracts - SecureLine(R) Account

The SecureLine(R) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine(R) account.
If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into the account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.
In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine(R) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.

              Please retain this supplement for future reference.